                                                                    Exhibit 10.7
                                LEASE AGREEMENT
                                ---------------


          THIS LEASE AGREEMENT (this "Lease") is made and entered into as of the 1st day of April, 1997, by and between BEVERLY W. DOCKHORN, Trustee of the BEVERLY W. DOCKHORN REVOCABLE TRUST, dated January 5, 1984 (the "Landlord"), and INTERNATIONAL MEDICAL TECHNICAL CONSULTANTS, INC., a Kansas corporation (the "Tenant"), with respect to the following facts and objectives.

                                 RECITALS:
                                 --------

          A. Landlord owns that certain tract of real property described as set forth on Exhibit A, attached hereto and incorporated herein by this reference, upon which is located a building containing approximately 8,000 square feet of gross leasable area, commonly known and numbered as 5300 West 94/th/ Terrace, Prairie Village, Kansas (collectively referred to herein as the "Premises").

          B. Landlord and Tenant desire to enter into this Lease to evidence their agreements with respect to Tenant's occupancy of the Premises from and after the Commencement Date of this Lease.

          NOW, THEREFORE, in consideration of the Rent herein reserved and the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:


          1.    Grant of Lease; Reservations.
                ----------------------------

          1.01. Landlord hereby leases and lets the Premises to Tenant, and Tenant hereby accepts and leases the Premises from Landlord, upon and subject to the terms, conditions, covenants and provisions of this Lease.

          1.02. Landlord excepts and reserves the right to place, install, maintain, carry through, repair and replace such utility lines, pipes, wires, tunneling and the like in, over and upon the Premises as may be reasonably necessary or advisable for the servicing of the Premises or of other tracts or parcels of land owned by Landlord adjacent to, near or around the Premises, but this provision shall in no way limit or otherwise modify Tenant's responsibilities set forth elsewhere in this Lease including, without limitation, those requiring maintenance and repair by Tenant. Landlord agrees that if any such installation results in damage to any of Tenant's property or improvements, Landlord will restore said improvements to substantially the same condition as existed prior to said installation, all at Landlord's expense. Any such work shall be done at such time so as to minimize any inconvenience to Tenant and its business invitees.


          2.    Term; Memorandum of Lease.
                -------------------------

          2.01. The term of this Lease (the "Term") shall commence on the date of this Lease (sometimes herein called the "Commencement Date") and shall continue for a period of ninety (90) months expiring at midnight on September 30, 2004. The term "Lease Year" whenever used in this Lease shall mean the twelve (12) consecutive calendar months commencing April 1st and ending on the next succeeding March 31st.

          2.02. Upon the request of either of them, Landlord and Tenant agree to execute an instrument in recordable form setting forth the Commencement Date and expiration date of the

Term of this Lease and such other matters as may be mutually agreed upon. Said instrument may be recorded by either party at its cost, but this Lease shall not be recorded.

          2.03. Tenant shall have the option to renew the Term of this Lease for one (1) renewal term of ninety (90) months (the "Renewal Term"). This renewal option shall be exercised by written notice from Tenant to Landlord at least six
(6) months prior to the end of the initial Term. If Tenant exercises its renewal option, this Lease shall continue unchanged for the Renewal Term, except that:
(i) there shall not be any further renewal or extension options upon expiration of the Renewal Term; and (ii) the Rent payable by Tenant during the Renewal Term shall continue to be adjusted on annual basis as set forth in paragraph 3.02 hereof. Even if Tenant exercises this renewal option, the renewal shall not be effective unless Tenant has materially performed all of its obligations under this Lease which have accrued as of the date that Tenant exercises this renewal option and as of the date on which the Renewal Term commences. If the renewal is not effective as set forth above, Landlord shall be entitled to lease the Premises to any third party free and clear of any claim or interest of Tenant.


          3.    Rent and Late Charges.
                ---------------------

          3.01. Tenant agrees to pay for the use and occupancy of the Premises during the entire Term of this Lease, at the times and in the manner herein provided, the Monthly Rent (as adjusted) described below. As used in this Lease, the term "Rent" means, collectively, the Monthly Rent (as adjusted) and any other charges, sums or amounts to be paid by Tenant described in this Lease.

          3.02. Tenant shall pay to Landlord for the first Lease Year annual rent in the amount of Sixteen Dollars ($16.00) per square foot, payable in monthly installments of Ten Thousand Six Hundred Sixty-Six and 67/100ths Dollars ($10,666.67) each, in advance, on the first day of each calendar month commencing on the Commencement Date (the "Monthly Rent"). Thereafter, during the Term and any Renewal Term, the amount of the Monthly Rent shall be adjusted annually commencing with the 1st day of the second Lease Year (April 1, 1998) after the Commencement Date and on each one-year anniversary thereof (each an "Adjustment Date"). On each Adjustment Date, the Monthly Rent shall be increased by two and two/thirds percent (2.66%). Each Adjustment Date, Landlord shall give Tenant written notice of the adjusted Monthly Rent and the amount of the monthly payments of same

          3.03. Rent payable by Tenant under this Lease shall be paid when due without notice or prior demand and shall be paid by Tenant to Landlord at13000 Rosehill, Overland Park, Kansas 66213, or at such other place as may be designated from time to time by notice from Landlord to Tenant. Rent shall be payable without notice, demand or set-off.

          3.04. Any Rent unpaid for more than fifteen (15) days after the date when due and/or received and accepted more than fifteen (15) days after the due date shall be subject to a late charge of Two Thousand Five Hundred Dollars ($2,500.00). Late charges shall be due from Tenant on or before the next due date for the purpose of defraying Landlord's administrative expenses incident to the handling of such overdue payments. Any default in the payment of Rent shall not be considered cured unless and until said late charges are paid by Tenant. In the event of a default in payment of late charges, Landlord shall have the same remedies as upon default in the payment of Rent. Late charges shall be in addition to any other rights or remedies provided to Landlord by this Lease or as allowed by law. In the event Rent (including Monthly Rent or late charges) are not paid within thirty (30) days following the due date thereof, such sums shall bear interest at a rate equal to two percentage points (2%) above the then publicly announced prime interest rate as set forth in the Wall Street Journal.
                                                           -------------------
Interest shall be due from Tenant on or before the next rental due date and shall accrue from the date that such Rent becomes due and payable hereunder. Interest shall continue to accrue up to and including the date Rent is paid. Any default in the payment of Rent shall not be considered cured unless and until actually paid by Tenant. Upon default in the payment any applicable interest, Landlord shall have the same remedies as upon default in payment of Rent. Interest shall be in addition to any other rights or remedies provided to Landlord by this Lease or as allowed by law.

          3.05. Landlord and Tenant agree that Monthly Rent shall include all operating expenses of the Premises, including, but not limited to, those expenses set forth on Exhibit B attached hereto; provided, however, that in no event shall Landlord's cost of operating the Premises in any Lease Year exceed that amount set forth on Exhibit B, which is the actual operating expenses of the Premises for calendar year 1996 on a per-square-foot ("Operating Expense Base"). The parties agree that commencing with the second Lease Year (April 1,
1998), the Operating Expense Base shall be increased by two and two-thirds percent (2.66%) per Lease Year. In the event Landlord's cost per square foot in any Lease Year for the items set forth on Exhibit B exceeds the Operating Expense Base, then Tenant shall be liable for any overage at its sole cost. Landlord shall provide Tenant with an itemized statement detailing such overage, and Tenant shall pay the amount of such overage to Landlord as additional rent within thirty (30) days of receipt of such statement


          4.    Condition of Premises; Zoning; ADA; Estoppel Certificate.
                --------------------------------------------------------

          4.01. Landlord agrees to cause the Premises to be inspected by a recognized architect within thirty (30) days after the Commencement Date to measure the square footage of the Premises and to insure that the Premises structural and mechanical condition complies with BOMA standards. The cost of such architect shall be divided evenly between Landlord and Tenant. After any adjustments agreed to by Landlord and Tenant arising from such inspection, Tenant agrees to accept the Premises in its then present condition as delivered by Landlord to Tenant hereunder. Thereafter, Landlord shall make no warranties, expressed or implied, concerning the physical or other condition of the Premises or the buildings or improvements thereon or their suitability for Tenant's purposes, other than as expressly set forth herein.

          4.02. Landlord represents and warrants to Tenant that: (i) the Premises are presently zoned to permit Tenant's use of the Premises as contemplated by this Lease; and (ii) the Premises as delivered to Tenant on the Commencement Date are in compliance with the Americans with Disabilities Act (42 U.S.C. (S) 12101 et seq.), and all regulations, guidelines and interpretations promulgated thereunder from time to time (collectively, as the same may be amended or supplemented from time to time, and together with any successors thereto, the "ADA"). Landlord and Tenant agree that any modifications or repairs required to the Premises due to an amendment to the ADA shall be at Landlord's sole expense, and any modifications or repairs required to the interior of the Premises due to an amendment to the ADA shall be at Tenant's sole expense. The parties further agree that any modifications or repairs required to the Premises under the ADA due to improvements of or modifications to the Premises made by Tenant shall be at Tenant's sole expense, and subject to Landlord's prior written review and approval.

          4.03. From time to time during the Term of this Lease, as it may be extended, Tenant agrees that it will, at the request of Landlord or any lender or Landlord, promptly, and in any event within seven (7) days after written request, execute, acknowledge and deliver, in a form satisfactory to Landlord or its lender, an estoppel certificate in the form requested, addressing the same to whomsoever Landlord or its lender designates. Such estoppel certificate shall state, among other things: whether this Lease is in full force and effect; whether this Lease has been modified or amended, and, if so, identifying and describing any such modification or amendment; the date to which Rent and any other charges have been paid; whether Tenant knows of any default on the part of Landlord or has any claim against Landlord and, if so, specifying the nature of such default or claim; and stating such other facts or providing such other information as reasonably may be requested.

          5.    Use of Premises; Compliance With Laws.
                -------------------------------------

          5.01. Tenant agrees to occupy and use the Premises (and the buildings and improvements thereon) only for office, light warehouse, medical testing, laboratory and related uses as presently being conducted by Tenant in its normal course of business and Tenant shall not use or occupy the buildings or other improvements on the Premises, or any portion thereof, for any other purpose or purposes without the prior written consent of Landlord first obtained, which consent shall not be unreasonably withheld.

          5.02. Tenant agrees to comply with all laws, ordinances, orders, rules and regulations now or hereafter in force affecting the Premises and/or the buildings or other improvements thereon, or the use thereof, and not to conduct in, or permit the use of, the Premises or any part thereof for any illegal or improper purpose or use.

          6.    Environmental Matters.  Tenant agrees that it shall: not cause
                ---------------------
or permit any hazardous substances or hazardous materials to be brought on, used, stored, generated or exposed or released on or in the Premises except in strict accordance and compliance with all applicable environmental laws; not discharge, dispose of or emit, or permit to be discharged, disposed of, leaked or emitted, any hazardous substances or hazardous materials in the air, atmosphere, ground, water supply or sewer systems except only as may be permitted by applicable environmental laws and then only in strict accordance and compliance therewith; disclose to Landlord the names and approximate amounts of hazardous materials and hazardous substances, if any, that Tenant stores, uses, generates or disposes of on or in the Premises; not place, construct, erect or install or permit to be used in or on the Premises any above ground or underground storage tanks, whether for fuel, chemicals or any other substances, or fluids or materials except with the prior written consent of Landlord; obtain and maintain in existence all permits, licenses or similar authorizations required of Tenant by all applicable environmental laws (and provide Landlord with copies thereof); and provide Landlord with true copies of all notices or other communications received by Tenant from any governmental authority alleging or claiming any violation of any applicable environmental law by Tenant with respect to the Premises or Tenant's operations thereon together with Tenant's proposed response thereto including any remedial actions to be undertaken. Tenant agrees to and shall indemnify, defend and hold Landlord and its members harmless from and against any and all claims, damages, fines, judgments, settlements, penalties, costs or losses (including, without limitation, any decrease in the value of the Premises) arising, during or after the Term of this Lease, directly or indirectly from any breach or default by Tenant, its employees, agents, contractors or invitees, of any of the foregoing provisions including, without limitation, any injury or damage to persons or property of Landlord, other persons on or around the Premises or properties adjacent thereto, arising from any spill, seepage, leakage, release, discharge, emission, generation, storage or disposal of hazardous substances or hazardous materials which results in damage or contamination. This indemnification includes, without limitation, any and all costs incurred in or because of any investigation of the Premises or Tenant's use of or operations or activities therein or thereon and any clean-up, removal, restoration or remediation mandated by any governmental authority or reasonably required by Landlord's environmental consultants. Without limiting the foregoing, in the event of any spill, seepage, leakage, release, emission, generation, or disposal of hazardous substances or hazardous materials in or upon the Premises caused or permitted by Tenant, its employees, agents, contractors or invitees that results in damage or contamination, Tenant shall promptly upon discovery or notification thereof, whether during or after the Term of this Lease, at its sole cost and expense, take any and all actions to return the Premises to substantially the same condition as existed prior to the presence of any such hazardous substances or hazardous materials thereon or therein. Tenant shall obtain Landlord's approval for any such remedial actions, which approval shall not be unreasonably withheld or delayed. If known prior to the expiration of the Term of this Lease and if any remediation or clean has not been fully completed by such expiration date, Landlord shall have and is hereby granted the unilateral right (but not the obligation) to extend the Term of this Lease on a month-to-month basis (and on all of the same terms and conditions as then prevail) until such remediation or clean-up is completed by giving written notice of extension to Tenant. The provisions of the indemnity contained herein shall survive the expiration or sooner termination of this Lease and shall inure to the benefit of and be enforceable by any person or entity which purchases the Premises from Landlord or by any lender of or to Landlord which forecloses any mortgage, deed of trust or other security interest it may have in the Premises. For all purposes hereof, the terms "hazardous materials" and "hazardous substances" shall mean all materials, substances, or wastes defined as such under all applicable environmental laws together with any oil, petroleum, petroleum products or by-products, medical or infectious wastes, explosives, asbestos, nuclear or radioactive materials, and polychlorobiphenyls. For all purposes of this Lease, the phrase "applicable environmental laws" means common law and all statutes, laws, ordinances, acts, rules, regulations (temporary, interim or final), decrees, orders and rulings of all federal, state, county or municipal governments and any political subdivisions, agents, departments, commissions, boards, bureaus or instrumentalities of any of them which have jurisdiction of or over the Premises and which relates or pertains to health, the environment, oil, chemicals, petroleum products, explosives, underground or above ground storage tanks, hazardous substances, hazardous materials, solid, medical, infectious or other wastes, radioactive materials, air quality or water quality, including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended (by, among others, the Superfund Amendments and Reauthorization Act), the Resource Conservation and Recovery Act, as amended, the Clean Air Act, as amended, the Clean Water Act, as amended, the Toxic Substances Control Act, as amended, the Safe Drinking Water Act, as amended, the Federal Insecticide, Fungicide and Rodenticide Act, as amended, and the environmental control laws of the State of Kansas, as amended.

          7.    Services.  During the term of the Lease, Landlord shall furnish
                --------
heat, water, electricity, air-conditioning, security, janitor and cleaning services which, in Landlord's judgment, are necessary for the comfortable occupation and use of the Premises as permitted under paragraph 5.01 of this Lease. Tenant shall be responsible, at its sole expense, for obtaining and maintaining local and long distance telephone service. Landlord shall maintain the Premises, including permanent building components such as heating, air-conditioning and ventilating systems and the like, and the associated off-street parking facilities in good condition and repair. Landlord's failure to furnish the services provided for in this paragraph shall not render Landlord liable in any respect for damages to either person or property, nor shall it affect any of Tenant's obligations under this Lease. Landlord's sole liability shall be to use diligent prosecution in furnishing the services referred to in this paragraph. Tenant shall have no claim for rebate of rent or damages on account of any interruption in those services. Tenant's sole remedy in the event of interruption of any service would be to compel Landlord to exercise diligent prosecution in furnishing the service, if Landlord is not doing so; provided, however, that if such services are interrupted for a period of five (5) consecutive business days or more such that all or any portion of the Premises are rendered unusable, then Tenant shall be entitled to an abatement of Rent for such portion of the Premises from the time of such interruption until such services are resumed.

          8.    Maintenance and Repair of the Premises.
                --------------------------------------

          8.01. Subject to the provisions of Section 3.05 of this Lease, Landlord shall be responsible, at Landlord's sole expense, for all repairs and maintenance of the interior and exterior of the Premises caused by normal wear and tear in the use and occupancy of the Premises by Tenant. This shall include, without limiting the generality of the foregoing, all utility meters, pipes and conduits, roofs, foundations, structures, parking lot surfaces and markings, curbs, sidewalks, driveways, docks, landscaped and planted areas, exterior and interior portions of all doors, windows, plate glass, interior and exterior lighting fixtures and lamps, heating, ventilating and air conditioning units and systems, all plumbing and sewage facilities, all electrical installations, systems and equipment, exterior and interior walls, partitions, floors, floor covering, ceilings, all interior painting and all interior and exterior building appliances and similar equipment or fixtures originally installed or thereafter placed in said buildings and improvements.

          8.02. Any repairs or maintenance required to the Premises by Tenant's use which cannot be reasonably characterized as "normal wear and tear" shall be the responsibility of Tenant, and performed at Tenant's sole expense. In the event Tenant fails to make those repairs or replacements and to do that work provided herein as Tenant's obligation within ninety (90) days after written notice or demand given by Landlord or, if such repairs and work are of a character that the same cannot be completed within thirty days, Tenant fails to commence the diligent prosecution of such repairs or work within at least ninety 90)days after written notice from Landlord of the need therefor and diligently continues to prosecute the same, without interruption, to completion, Landlord may, at its option, perform the same, and any and all expenses incurred by Landlord in such connection shall be payable by Tenant to Landlord immediately upon demand. If Tenant disputes or desires to contest Landlord's notice of repairs or work to be done, then within thirty (30) days after Landlord's written notice, Tenant may submit the matter to arbitration as provided for in this paragraph. If Tenant fails to submit any such matter to arbitration or cure or commence cure within such 30 day period, Landlord may proceed to make such repairs. Nothing herein shall imply any duty upon the part of Landlord to do any such work which under the provisions of this Lease Tenant is required to perform, and the performance thereof by Landlord shall not constitute a waiver of Tenant's default for failure to perform the same. Landlord shall not be liable in any event for inconvenience, annoyance, disturbance, loss of business or other damage by Tenant by reason of making such repairs or the performance of any such work in the Premises or the buildings or improvements thereon. Tenant shall also have the right to submit to arbitration any dispute as to the amount of any repairs made by Landlord in the event Tenant fails to make the same if commenced within ten (10) days after Landlord's written demand for reimbursement.

          If it becomes necessary under the immediately preceding paragraph to arbitrate a matter, then Landlord and Tenant shall mutually agree upon an arbitrator within ten (10) days after the earlier of (a) expiration of Tenant's period for payment or cure or (b) Tenant's notice to Landlord disputing the repairs and requesting arbitration. If they shall be unable to agree within such ten (10) day period, then each shall have five (5) days to select an arbitrator and notify the other party to this Lease of their selection. If either Landlord Tenant does not select an arbitrator and so notify within such five (5) day period, then the arbitrator selected by the other party shall have the sole right to arbitrate this matter. The two arbitrators selected shall have ten (10) days after the selection of the last one of them to mutually agree upon a third arbitrator. Thereafter, the three arbitrators shall have thirty
(30) days to consider any evidence presented by Landlord and Tenant and render a decision by majority. If such decision requires payment of any sum by Tenant or Landlord, such sum shall be paid in full to Landlord or Tenant, as the case may be, within ten (10) days after the decision is rendered. If it is not paid within such ten (10) day period, such sum shall be deemed to be Rent and Landlord may immediately, without waiting an additional ten (10) days or providing additional written notice, exercise its rights for Tenant's default set forth below in this Lease. The majority decision of the arbitrators shall be final and conclusive and enforceable under the Kansas Uniform Arbitration Act.

          9.    Landlord's Right of Entry.
                -------------------------

          9.01. Landlord, its agents, employees, contractors and designees shall have the right, during the Term of this Lease, as it may be extended, to enter upon the Premises (and the buildings or any of the other improvements located thereon) for all lawful purposes and to whatever extent necessary or appropriate to enable Landlord to exercise all of its rights under this Lease, including, without limiting the generality of the foregoing, the right to enter for the following purposes:

          (i) To perform certain provisions of this lease on Tenant's behalf as set forth elsewhere herein;
          (ii) To inspect the Premises (and the buildings and all other improvements thereon) for the purpose of ascertaining the condition of the same and in order to ascertain that the same are being maintained by Tenant as required under the provisions of this Lease; and

          (iii) To exhibit the Premises and the buildings and other improvements thereon to others.

          Tenant shall make no claim for damages or inconvenience caused by any such entry. Landlord and Tenant agree that, except in the cases of emergency, Landlord shall use its best efforts to notify Tenant prior to any entry, and enter upon the Premises only during normal business hours.

          9.02. The exercise by Landlord of its right of entry herein granted shall not constitute an eviction of Tenant, and the Rent payable under this Lease shall not abate by reason thereof.


          10.    Changes or Additions to Buildings; Surrender at Termination.
                 -----------------------------------------------------------

          10.01. Tenant agrees not to alter, revise, change, add to or remove any part or portion of the buildings or the other improvements or erect any other improvements of any nature on the Premises without the prior written consent of Landlord which will not be unreasonably withheld or delayed. Nothing herein contained shall prohibit Tenant from making interior, non-structural changes or renovations to the buildings not exceeding $10,000 in the aggregate (excluding expenditures for a security system) over the Term of this Lease without Landlord's consent; provided, however, that (I) Tenant shall be required to obtain Landlord's consent, not to be unreasonably withheld, prior to any installation of a security system, and (ii) in no event shall Tenant be required to obtain the consent of Landlord to an upgrading of the Premises' existing wiring. Landlord may condition its consent on, among other things, the delivery of completion and/or performance bonds or other security to insure completion of the work lien free.

          10.02. Tenant may install in or upon the Premises such trade fixtures and equipment as Tenant considers essential or desirable for the conduct of business therein. Such items shall be considered removable business property and referred to in this Lease as "Tenant's Property". Tenant shall have the right to remove any of Tenant's Property at any time. Landlord shall have no right to assert any lien or equitable charge against any of Tenant's Property, inventory or other personal property. Any damage caused to the Premises by the removal of Tenant's Property shall be repaired by Tenant at its sole cost and expense, whether before or after the expiration or termination of this Lease.

          10.03. On the last day of the Term of this Lease, as it may be extended, or on the sooner termination thereof, all improvements not otherwise already vested in Landlord and located on the Premises shall be deemed to be a part of the Premises, title thereto shall be vested in Landlord, and Tenant shall (i) peaceably surrender to Landlord the Premises, together with the buildings and all improvements thereon as a part thereof, without disturbance, molestation, injury or any further claim thereto by Tenant; and (ii) deliver the Premises (together with the buildings and all improvements thereon) to Landlord in good order, condition and repair (normal wear and tear and damage by insured casualty excluded); and (iii) remove from the Premises, at the sole expense of Tenant, Tenant's Property (and any of Tenant's Property not so removed prior to the termination of this Lease, may, at the option of Landlord and without limiting Landlord's right to compel removal thereof, be deemed abandoned); and
(iv) deliver any and all keys to the buildings and improvements on the Premises, which Tenant may possess, to Landlord at the place designated by Landlord for the payment of Rent. Surrender of keys by Tenant prior to or at the expiration or termination of this Lease and receipt of same by Landlord shall not release Tenant from any obligations, liabilities or conditions to be performed by Tenant pursuant to the provisions of this Lease. Any damage to the Premises or the buildings or improvements thereon caused by Tenant in the removal of Tenant's Property shall be repaired by and at Tenant's sole expense promptly following removal.


          11.    Assignment and/or Subletting.
                 ----------------------------

          11.01. Tenant shall not sublet or license all or any portion of the Premises nor assign its interest under this Lease to any person without the prior written consent of Landlord, which Landlord shall not unreasonably withhold. No sublease, license or assignment consented to by Landlord shall relieve Tenant of primary liability for all of Tenant's obligations hereunder including, without limitation, Rent obligations. For purposes hereof assignment shall include transfer by merger, consolidation, reorganization or operation of law, a transfer of more than fifty percent (50%) of Tenant's stock, or the sale of substantially all of Tenant's assets.

          11.02. Landlord may freely assign its interest in this Lease to a third party.


          12.    Mechanics' and Other Liens.
                 --------------------------

          12.01. Tenant shall not suffer any mechanic's or materialmen's lien to be filed against the Premises, or any part thereof, by reason of work, labor, services or materials performed by or furnished to Tenant or anyone holding any part of the Premises under Tenant. If any such lien shall at any time be filed, Tenant shall, within thirty (30) days after the filing thereof, cause such lien to be discharged of record by payment, or by bond, or by order of a court of competent jurisdiction, or otherwise or shall commence the contest of said lien and provide Landlord with reasonably adequate security against such contested claim. In the event of Tenant's failure to discharge or commence contest of any such lien within such period, Landlord shall have the right and privilege, at Landlord's option, of removing said lien by paying the full amount thereof or by bonding or in any other manner Landlord deems appropriate, without investigating the validity thereof and irrespective of the fact that Tenant may contest the propriety or the amount thereof, and any amount so paid, including any attorneys' fees and all expenses connected therewith and interest at the rate set forth in paragraph 3.04 on any sums paid or advanced shall be deemed to be additional Rent due from Tenant to Landlord and shall be repaid to Landlord immediately on rendition to Tenant of a statement therefor. Tenant will defend, indemnify and save harmless Landlord from and against all loss, claims, damages, costs or expenses suffered by Landlord by reason of any repairs, installations or improvements made by Tenant.

          12.02. Nothing in this Lease shall be construed to authorize Tenant, or any person dealing with or under Tenant, to charge the Rents of the Premises, or the interest of Landlord in the estate of the Premises, or the interest of Landlord in the Premises or any part thereof, with a mechanics' or materialmen's lien or with any other lien of similar kind whatsoever, and under no circumstances shall Tenant be construed to be the agent, employee or representative of Landlord in the making of any alterations to or improvements on the Premises, but on the contrary, the right or power to charge or impose any lien or claim of any kind whatsoever against Landlord's Rents or against the Premises or against any part thereof is hereby denied.

          12.03. Tenant shall not create or suffer to be created or imposed a security interest, encumbrance, mortgage or any other lien of any kind whatsoever against or on the Premises or against or on any improvements, additions or other construction made by Tenant on or to the Premises or against or on any equipment or fixtures installed by Tenant therein (other than Tenant's Property as defined above, its inventory and its interest in this Lease), and should any security interest or lien be created or imposed in breach of the foregoing provisions, Landlord shall be entitled to discharge the same by exercising the rights and remedies afforded it under paragraph 12.01.


          13.    Indemnification of Landlord; Liability Insurance.
                 ------------------------------------------------

          13.01. Tenant covenants and agrees that it will protect, indemnify, save harmless and defend Landlord, its members, agents and employees, from and against any and all loss, cost, damage, expense, and claims for damage, death or injury of any kind whatsoever to any person or any property howsoever occurring in, upon or about the Premises or the buildings or other improvements thereon, or arising from any accident, injury, death or damage occurring outside the

Premises where such accident, damage, death or injury results or is claimed to have resulted from an act or omission on the part of Tenant or Tenant's contractors, subtenants, licensees, concessionaires, agents, representatives, servants or employees, other than and excluding any acts or omissions of Landlord and/or its agents constituting willful, wanton or gross negligence. This indemnity and hold harmless agreement shall include indemnity arising from any accident, injury, death or damage to the person and property of Tenant, its employees and all persons on the Premises or the buildings and other improvements thereon, at Tenant's invitation or sufferance, and shall include indemnity against all costs, claims, expenses, penalties, liens, attorneys' fees and liabilities incurred in or in connection with any claim or proceeding brought thereon, and the defense thereof. If any action or proceeding is brought against Landlord, its members, agents or employees, by reason of any of the aforementioned causes, Tenant, upon receiving notice thereof from Landlord, agrees to defend such action or proceeding by competent counsel at Tenant's sole expense.

          13.02. Tenant agrees to maintain at its expense in full force, during the entire Term of this Lease, as it may be extended, comprehensive general public liability insurance under which Landlord, its lenders, if any, and Tenant are named as insureds, and under which the insurer agrees to defend and indemnify Landlord and hold it harmless from and against all cost, loss, damages, expense and/or liability arising out of or based upon any and all accidents, death, injuries and/or damages of any kind whatsoever to any person or any property howsoever occurring and claimed to have been suffered upon the Premises, the buildings and improvements thereon (including parking lots), or the sidewalks, driveways or approaches immediately adjoining the same other than and excluding any acts or omissions of Landlord and/or its agents constituting willful, wanton or gross negligence. Each such policy shall be issued by a reputable insurance company or companies reasonably satisfactory to Landlord, having an A.M. Best's rating of B+VIII or higher, authorized to do business in the State of Kansas, be non-cancelable with respect to Landlord except upon at least thirty (30) days' prior written notice to Landlord, and a certificate or duplicate original thereof shall be delivered to Landlord. The minimum limits of liability of such insurance shall be One Million Dollars ($1,000,000.00) in the event of injury or death to any one person and not less than One Million Dollars ($1,000,000.00) in the event of injury or death arising by reason of one occurrence, and Five Hundred Thousand Dollars ($500,000.00) with respect to damage to property. Such policy shall also insure the performance by Tenant of the indemnity agreement set forth in paragraph 13.01 above. A current certificate of such insurance showing the coverage, notice time requirement, and contractual liability required of Tenant under this paragraph 13.02 shall be deposited with Landlord at all times during the Term of this Lease or any extension thereof.

          13.03. Tenant agrees to use and occupy the Premises and the buildings and improvements thereon at its own risk and hereby releases to the full extent permitted by law Landlord, its members, agents and employees, from all claims and demands of every kind resulting from any accident, damage, death or injury occurring therein other than for acts or omissions of Landlord or its agents constituting willful, wanton or gross negligence. Landlord shall have no responsibility or liability for any loss of or damage to the improvements, equipment, fixtures or other personal property of Tenant or its invitees.

          14.    Casualty Insurance on Buildings and Improvements; Insurance.
                 -----------------------------------------------------------

          14.01. Commencing with the Commencement Date of this Lease and continuing throughout the Term hereof, Landlord agrees to keep, at its expense, the buildings and any and all improvements, additions and alterations made by Tenant, Landlord or anyone else upon the Premises insured with a reputable insurance company or companies reasonably satisfactory to Landlord, having an A.M. Best's rating of B+VIII or higher, authorized to do business in Kansas, in an amount equal to one hundred percent (100%) of their full replacement cost (by means of standard replacement cost endorsement) for everything above the slab. Landlord shall annually review and update such coverage. Any such policy shall contain a waiver of subrogation clause and shall provide protection against loss or damage by fire and by other perils commonly covered under the full standard extended coverage endorsement then in use, together with vandalism and malicious mischief coverage, coverage against damage caused by earthquake, and coverage against sprinkler damage. Landlord shall furnish to Tenant at all times during the Term of this Lease, and any extension thereof, a current certificate or duplicate copy of any such insurance policy or policies. Subject to the rights of any of Landlord's lenders under any mortgages affecting the Premises, where Landlord is obligated to repair or restore the Premises or improvements thereon, the proceeds from the above described insurance shall be used for the sole purpose of rebuilding and repairing said Premises and improvements.

          14.02. Tenant agrees that in the event that any of Tenant's fixtures or personal property on the Premises is damaged or destroyed by fire or by any cause which is insurable (whether or not actually insured), the right, if any, of Tenant against Landlord to recover for such damage or destruction is hereby waived and released.

          14.03. Anything herein to the contrary notwithstanding, the parties acknowledge that Landlord's lenders under any mortgages affecting the Premises may have the right to take all insurance proceeds and apply them to indebtedness thereon instead of permitting use for repair and such rights shall be paramount.


          15.    Damage or Destruction by Fire or Other Peril.
                 --------------------------------------------

          15.01. In the event the buildings or any other improvements on the Premises, or any part thereof, shall be damaged by fire or other casualty so that such buildings temporarily cannot be reasonably and effectually occupied and used by Tenant for the purposes for which this Lease is entered into, then the Monthly Rent payable to Landlord shall nonetheless continue during such time as said Premises are unfit for Tenant's occupancy.

          15.02. Unless paragraph 15.04 below applies, in the event any buildings or improvements are destroyed or damaged by fire or other unavoidable casualty, whether or not insured, Tenant shall immediately commence to rebuild, repair, or replace, at its sole cost less any available insurance proceeds, such buildings and improvements in substantially as good condition as they were prior to such fire or casualty, and shall complete such rebuilding, repairing, or replacement within ninety (90) days from the date of said fire or casualty. The Monthly Rent provided herein shall continue during the time of such damage repair.

          15.03. In any event, where Landlord is obligated to repair or restore the Premises, whether wholly or partially damaged or destroyed, unless paragraph
14.03 above is applicable, the proceeds from the above described casualty insurance shall be used for the sole purpose of rebuilding and repairing said improvements. In the event that the election to terminate this Lease in paragraph 15.04 below is exercised, then all such insurance company proceeds shall be paid to Landlord and the holder of any real estate mortgage, as their interests may appear.

          15.04. In the event said buildings or other improvements on the Premises are destroyed or damaged by fire or other unavoidable casualty to the extent of fifty percent (50%) or more, as reflected by the estimate of the adjuster for the insurance company insuring the Premises, either Landlord or Tenant shall have the option to declare this Lease ended and terminated, provided it gives notice of this election to the other party within thirty (30) days of the loss or destruction. If neither Tenant nor Landlord exercises its right to terminate this Lease, then rebuilding or repairs will commence and be made as provided in paragraph 15.02 above.

          15.05. It is further agreed that in no event shall the Term hereof be extended as a result of any damage or destruction to the buildings or any improvements.

          16.    Condemnation or Eminent Domain.
                 ------------------------------

          16.01. If all or any material portion of the Premises is taken for any public or quasi-public use under any governmental law, ordinance, or regulation or by right of eminent domain or by private purchase in lieu thereof, and such taking renders the Premises unsuitable for Tenant's continuing use in the reasonable discretion of Landlord, this Lease, at the option of Landlord or Tenant, shall terminate and the Monthly Rent shall abate during the unexpired portion of this Lease, effective with the physical taking of the Premises. Separate awards for damage to the respective interests of Landlord and Tenant hereunder shall be made if permitted by law and each shall be entitled to receive or retain such award as shall be made to it, and the termination of this Lease shall not affect the rights of the respective parties to the awards. If the law only provides one award, it shall be equitably divided between Landlord and Tenant. Equitable division of condemnation proceeds shall be made by taking into account each party's investment and interest in the portion of the property and the improvements so taken, the economic effect on the portion, if any, not taken, and said taken portion's economic value, giving due consideration to the number of years which would have remained in the Term of this Lease as it could have been extended.

          16.02. If this Lease is not terminated subsequent to a taking for any public or quasi-public use under any governmental law, ordinance, or regulation, or by right of eminent domain, or by a private purchase in lieu thereof, the Monthly Rent payable hereunder during the unexpired portion of this Lease shall not be reduced. Separate awards shall be made in such event for damages to the respective interests of Landlord and Tenant hereunder or, if the law only permits one award, it shall be equitably divided as set forth above.

          16.03. Landlord shall immediately notify Tenant of any notice which Landlord may receive from any governmental authority concerning the temporary or permanent requisition of the Premises. In the event of any temporary requisition not requiring repairs or modifications to the Premises, Tenant shall be entitled to negotiate for, receive and retain the entire amount of the net award but Monthly Rent shall not abate.


          17.    Attornment and Subordination.
                 ----------------------------

          17.01. In the event of any sale or other transfer by Landlord of the Premises, which sale or transfer involves the assignment and/or transfer of Landlord's interest in this Lease, then Tenant shall attorn to such purchaser and/or assignee or transferee upon any such sale or transfer and recognize such purchaser, assignee or transferee as Landlord under this Lease.

          17.02. Upon the request of any interested party, Tenant shall execute, acknowledge and deliver an instrument, in form and substance satisfactory to such party, evidencing the attornment provided for above.

          17.03. Landlord reserves the right to subject and to subordinate this Lease and any modification thereof at all times to the lien of any mortgage, deed of trust or other security interest in or on the Premises. Therefore, this Lease and any modification thereof shall be subject and subordinate in law and equity to any existing or future mortgage, deed of trust, security interest or other encumbrance placed by Landlord, its successors and assigns, upon Landlord's interest in the Premises or upon any portion of the Premises or which may be included with any adjoining premises; provided, however, that in each such case Landlord shall cause the holder of any such mortgage or similar instrument to agree in writing that in the event of any sale of the Premises under foreclosure proceedings instituted on said holder's mortgage or deed of trust, or voluntary transfer in lieu thereof, this Lease shall not be divested or in any way affected so long as Tenant shall not be in default under the terms of this Lease. Tenant covenants and agrees to execute and deliver upon demand such further instrument or instruments subordinating this Lease to the lien of any such mortgage, deed of trust, security interest or encumbrance as shall be requested by Landlord and/or any mortgagee or proposed mortgagee.

          17.04. Upon written demand by the holder of any mortgage, deed of trust, security interest or other encumbrance covering any part of the Premises, Tenant shall forthwith execute, acknowledge and deliver an agreement in favor of and in the form customarily used by such encumbrance holder, by the terms of which Tenant will agree to give prompt written notice to such encumbrance holder in the event of any casualty damage to the Premises or in the event of any default on the part of Landlord under this Lease, and will agree to allow such encumbrance holder a reasonable length of time after notice to cure or cause the curing of such default (including time to obtain possession of the Premises by legal proceedings) before exercising Tenant's rights of self-help under this Lease, if any, or terminating or declaring a default under this Lease.


          18.    Waste or Nuisance.  Tenant shall not commit or suffer to be
                 -----------------
committed: (i) any waste in or upon the Premises or the buildings or improvements thereon; (ii) any nuisance; or (iii) any use in violation of any law or ordinance or regulation of any governmental authority. Tenant shall, at Tenant's sole cost, comply with all of the requirements of all governmental authorities (including without limitation those requiring replacements, additions, repairs and alterations, structural or otherwise), and with all directions, rules, regulations and recommendations of Tenant's hazard insurer or insurers, now in force, or which may hereafter be in force, pertaining to the maintenance, use and occupancy of the Premises.


          19.    Defaults and Remedies.
                 ---------------------

          19.01. In the event (each of which events shall be sometimes referred to as an "Event of Default"):

          (i) The Monthly Rent (or any installment thereof), or any item of additional Rent, shall be unpaid on the date payment is required by the provisions hereof and shall remain so for a period of fifteen (15) days after Landlord gives Tenant written notice of such default; or

          (ii) Subject to the provisions of the U.S. Bankruptcy Code, this Lease, without the prior written consent of Landlord, or any interest therein, or the Premises, or the buildings and improvements thereon, or any part thereof, or any estate hereby created, devolve upon or pass to any trustee, receiver, trustee in bankruptcy, debtor in possession, assignee, assignee for the benefit of creditors, appointee, or to any other person or entity by operation of law or otherwise; or

          (iii) The Premises, or the buildings or other improvements thereon, or any part thereof, shall be used in violation of the provisions of paragraph 5 hereof; or

          (iv) Tenant fails to observe or perform any of the other covenants, terms or conditions set forth in this Lease and such failure continues for a period of thirty (30) days after written notice thereof is given by Landlord to Tenant (unless such failure reasonably cannot be cured within such 30-day period and Tenant commences to cure such failure within such 30-day period and continues diligently without interruption to pursue the curing of the same until completed); or

          (v) Repetition of any failure to timely pay when due any Rent and such failure is repeated for three (3) consecutive months or a total of four (4) months in any period of twelve (12) consecutive months regardless of prior cures; or

          (vi) Repetition of any failure to observe or perform any of the other covenants, terms or conditions set forth in this Lease more than three (3) times, in the aggregate, in any period of twelve (12) consecutive months regardless of prior cures;

THEN and upon the occurrence of any such Event of Default, Landlord shall have the right at any time, at its option, without further notice, and with or without process of law, and in addition to any and all other rights or remedies Landlord may have hereunder or otherwise:

     (a) To terminate this Lease and the Term hereof, and with or without process of law, to re-enter the Premises and the buildings and other improvements thereon, either by force or otherwise, and without being in any manner liable therefor, and to take possession thereof and to remove all persons therefrom and Tenant shall have no further claim therein or right hereunder; or

     (b) Without terminating this Lease or the Term hereof, to re-enter the Premises and the buildings and other improvements thereon either by force or otherwise and to take possession thereof without being in any manner liable therefor, and to remove all persons therefrom, and to change the locks on the doors and to exclude Tenant therefrom, and to make such alterations and repairs as Landlord shall determine may be necessary to relet the Premises, and to relet the same or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms which may at Landlord's option be less than or exceed the period which may otherwise have constituted the balance of the Term of this Lease and upon such terms and conditions as Landlord in its sole discretion may deem advisable (but in no event shall Landlord be under any duty to relet the Premises other than to use reasonable efforts under the circumstances to do so). Upon each reletting all rentals received by Landlord from such reletting shall be applied: first, to the payment of any indebtedness other than Rent or other charges under this Lease from Tenant to Landlord; second, to the payment of any cost and expense of such reletting, including, brokerage fees and attorneys' fees and costs of such alterations and repairs; and third, to the payment of Rent and other charges due and unpaid hereunder. In no event shall Tenant be entitled to receive any surplus of any sums received by Landlord on a reletting in excess of the Rent and other charges payable hereunder. If such Rent and other charges received from such reletting during any month are less than those to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency together with the costs of reletting, if any, to Landlord (notwithstanding the fact that Landlord may have received rental in excess of the rental and other charges payable hereunder in previous or subsequent months), such deficiency to be calculated and payable monthly. During any period during which the Premises are not relet, Tenant shall pay to Landlord any indebtedness other than Rent or other charges due under this Lease from Tenant to Landlord, the cost and expense of any attempted reletting as defined above and the Rent and other charges due and unpaid hereunder, such deficiency to be calculated and paid monthly; or

     (c) With or without re-entry into possession of the Premises but without termination of this Lease, to bring suit for the collection of Rent and for damages (including, without limitation, reasonable attorneys' fees and the cost of repairing and reletting the Premises as more specifically set forth in (b) above). Commencement of any action by Landlord for Rent and damages shall not be construed as an election to terminate this Lease and shall not absolve or discharge Tenant from any of its obligations or liabilities for the remainder of the Term; or

     (d) To retake possession of the Premises from Tenant by process of law, summary proceedings, or otherwise. Commencement of any action by Landlord for re-entry shall not be construed as an election to terminate this Lease and shall not absolve or discharge Tenant from any of its obligations or liabilities for the remainder of the Term; or

     (e) To terminate this Lease and all of Tenant's rights in or to the Premises at any time after the Premises are relet, if prior termination has not occurred.

     19.02. It shall not a default hereunder if Tenant shall vacate the Premises but continues to pay Rent hereunder; provided, however, that Tenant agrees to pay to Landlord on demand as additional Rent any increased insurance premium or cost incurred by Landlord as a result of the Tenant vacating the Premises.

     19.03. No re-entry or taking possession of the Premises by Landlord, as provided in clauses (b) or (d) of paragraph 19.01 above, shall be construed as an election on Landlord's part to terminate this Lease until a notice of such intention is given to Tenant (all other demands and notices of forfeiture or other similar notices being hereby expressly waived by Tenant). Upon the service of such notice of termination, the Term of this Lease shall automatically terminate. Notwithstanding any reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach in the manner herein provided.

     19.04. Nothing herein contained shall be construed as obligating Landlord to use other than best efforts under the circumstances to relet the whole or any part of the Premises. In the event of any entry or taking possession of the Premises and the buildings and improvements thereon, Landlord shall have the right but not the obligation, to remove therefrom all or any part of Tenant's personal property located therein and may place the same in public or private storage at the expense and risk of Tenant.

     19.05. Should Landlord elect to terminate this Lease under the provisions of subparagraphs (a) or (e) of paragraph 19.01 above, Landlord shall thereupon, without waiting for the end of the Term of this Lease, be entitled to recover from Tenant, for Tenant's failure to perform and observe Tenant's covenants herein contained, the worth at the time of termination of the amount of Rent reserved in this Lease for the balance of the Term hereof over the then reasonable rental value of the Premises for the same period.

     19.06. In the event of a breach or threatened breach of Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provide for. Mention in this Lease of any particular remedy shall not preclude Landlord from any other remedy, in law or in equity.

     19.07. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any lawful cause, or in the event of Landlord lawfully obtaining possession of the Premises.

     19.08. No receipt of monies by Landlord from or for the account of Tenant or from anyone in possession or occupancy of the Premises after the termination in any way of this Lease or after the giving of any notice of termination, shall reinstate, continue or extend the Term of this Lease or affect any notice given to Tenant prior to the receipt of such money, it being agreed that after the service of notice of termination or the commencement of a suit, or after final judgment for possession of the Premises, Landlord may receive and collect any Rent or other amounts due Landlord and such payment shall not in any respect reinstate this Lease and shall not waive, affect or impair such notice, suit or judgment.

     19.09. Landlord's rights and remedies shall be cumulative and may be exercised and enforced concurrently. Any right or remedy conferred upon Landlord under this Lease shall not be deemed to be exclusive of any other right or remedy it may have.

     19.10. Except as otherwise provided in this Lease, Landlord shall be in default under this Lease if Landlord fails to perform any of its obligations hereunder and said failure continues for a period of thirty (30) days after receipt of written notice thereof from Tenant to Landlord (unless such failure cannot reasonably be cured within thirty (30) days and Landlord shall have commenced to cure said failure within said thirty (30) days and thereafter continues diligently without unnecessary interruption to pursue the curing of the same to completion). Upon such default by Landlord, Tenant may exercise any remedies it may have at law or in equity but shall not set-off against Rent due. Any recovery or judgment awarded against Landlord shall be limited to its interest in the Premises as it may then be encumbered.


     20.  Notices.
          -------

     20.01. Whenever any notice, consent, approval or authorization (hereafter referred to as "Notice") is required or permitted under this Lease, the same shall be in writing, and any oral notice, consent, approval or authorization shall be of no effect.

     20.02. All Notices by Tenant to Landlord shall be delivered by hand (which includes express courier delivery) or sent by registered mail or certified mail, return receipt requested, postage prepaid, addressed to Landlord as follows:
Beverly W. Dockhorn, Trustee of the Beverly W. Dockhorn Revocable Trust, 13000 Rosehill, Overland Park, Kansas 66213, or at such other address or addresses as may from time to time hereafter be designated by Landlord to Tenant by like Notice.

     20.03. Until Landlord is notified otherwise by Tenant, all Notices from Landlord to Tenant shall be deemed to have been duly given if delivered by hand or sent by registered mail or certified mail, return receipt requested, postage prepaid, addressed to Tenant as follows: International Medical Technical Consultants, Inc., 16300 College Boulevard, Lenexa, Kansas 66219 (with a copy to PRA International, Inc., American Center, 8300 Boone Blvd., Suite 310, Vienna, VA 22182), or at such other address or addresses as may from time to time hereafter be designated by Tenant to Landlord by like Notice.

     20.04. All mailed Notices shall be effective upon being deposited in the United States mail in the manner prescribed above. However, the time period in which a response to any Notice must be given shall commence to run from the date of receipt shown on the return receipt or a commercial delivery service receipt of the Notice by the addressee thereof. Rejection or other refusal to accept, or the inability to deliver because of changed address of which no Notice was given, shall be deemed to be receipt of the Notice as of the date of such rejection, refusal or inability to deliver.

     20.05. If Landlord elects to send statements to Tenant for the Rent and for other charges owing by Tenant hereunder and thereafter discontinues such practice (which Landlord shall have the right to do), Tenant shall nevertheless make the payments to Landlord required under this Lease on or before the dates that the same become due.


     21.     Quiet Enjoyment. Tenant, subject to the terms and provisions of
             ---------------
this Lease, upon paying the Rent and other charges herein reserved and observing, keeping and performing all of the terms, covenants and conditions of this Lease on Tenant's part to be observed, kept and performed, may peaceably and quietly have, hold and enjoy the Premises during the Term hereof, subject, nevertheless, to the terms of this Lease, and to any mortgages, agreements and encumbrances to which this Lease is or may be subordinated.


     22.     Miscellaneous.
             -------------

     22.01. In the event Tenant remains in possession of the Premises or any part thereof after termination of this Lease for default or after this Lease has ended by its terms or otherwise and without the execution of a new lease, Tenant shall remain subject to all of the conditions, provisions and obligations of this Lease insofar as same are applicable, and furthermore Tenant shall be deemed to be holding the Premises in unlawful detainer and shall be liable, until Tenant vacates the Premises, for the payment monthly to Landlord at the rate of one hundred twenty-five percent (125%) of the amount of Monthly Rent provided for in this Lease for such period, but such payment shall in no way limit Landlord's remedies under this Lease or otherwise.

     22.02. Any holding over after the expiration of the Term hereof, provided, however, that Landlord shall have first consented in writing to any such holding over, shall be construed to be a tenancy from month to month at the Rents herein specified (prorated on a monthly basis) and shall otherwise be on the terms and conditions herein specified so far as applicable.

     22.03. A waiver by either party of any breach or breaches, default or defaults, of the other party hereunder shall not be deemed or construed to be a continuing waiver of such breach or default, nor as a waiver or permission, express or implied, of any subsequent breach or default, unless such waiver be in writing. Acceptance by Landlord of any installment of Rent subsequent to the date the same should have been paid shall in no manner alter or affect the covenant and obligation of Tenant to pay subsequent installments of Rent promptly upon the due date. No receipt of money by Landlord after the termination or expiration in any way of this Lease shall reinstate, continue or extend the Term.

     22.04. If any term, covenant, condition or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, all other provisions of this Lease, or the application of such terms or provisions to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each and every other term, covenant, condition and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

     22.05. All rights and liabilities herein given to or imposed upon the respective parties shall, except as may be otherwise herein restricted, prohibited or provided, extend to and bind the several respective successors and permitted assigns of the parties.

     22.06. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent and other charges herein reserved shall be deemed to be other than on account of the earliest stipulated Rent or other charges nor shall any endorsement or statement on any check or in any letter accompanying any check be deemed an accord and satisfaction.

     22.07. In connection with the rights, obligations and performance of this Lease, Landlord acting as such shall in no event be construed or held to be a partner or associate of Tenant in the conduct of Tenant's business or otherwise, or, as Landlord, a joint venturer or a member of a joint enterprise with Tenant, nor shall Landlord as such be liable for any debts incurred by Tenant in the conduct of Tenant's business, but it is understood and agreed that the relationship between the parties hereto is and at all times shall remain that of Landlord and Tenant.

     22.08. In the event either party shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of fire, catastrophe, acts of God or the public enemy, government prohibitions, strikes, lockouts, civil commotions, inability to obtain materials or labor by reason of governmental regulations or prohibitions, failure of power or other utilities, or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of such act shall be excused for the period of the delay, and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. The provisions of this paragraph 19.08 shall not (a) operate to excuse Tenant from prompt payment of Rent nor any other payment or charge required by the terms of this Lease, nor (b) be applicable to delays resulting from the inability of a party to obtain financing to proceed with its obligations under this Lease because of a lack of funds.

     22.09. This Lease shall be governed exclusively by the provisions hereof and by the laws of the State of Kansas, as the same may from time to time exist.

     22.10. Tenant represents and warrants that it is a validly existing Kansas corporation fully qualified to do business in Kansas and that the person or persons executing this Lease on behalf of Tenant are duly authorized to sign and execute this Lease.

     22.11. The captions, paragraph numbers and any index or table of contents appearing in this Lease in no way define, limit, construe or describe the scope or intent of such paragraphs of this Lease. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning, and not strictly for nor against either Landlord or Tenant, and should a court be called upon to interpret any provision(s) hereof no weight shall be given to, nor shall any construction or interpretation be influenced by, any presumption of preparation of a lease by Landlord or by Tenant.

     22.12. Each term and each provision of this Lease to be performed by Tenant shall be construed to be both a covenant and a condition.

     22.13. The submission of this Lease by Landlord to Tenant for examination shall not be deemed to constitute an offer by Landlord or a reservation to Tenant of an option to lease, and this Lease shall become effective as a binding instrument only upon the execution and delivery thereof by both Landlord and Tenant.

     22.14. All obligations of Tenant which by their nature involve performance, in any particular, after the end of the Term, or which cannot be ascertained to have been fully performed until after the end of the Term, shall survive the expiration or sooner termination of the Term of this Lease.

     22.15. This Lease and any Exhibits attached hereto and forming a part hereof, set forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Premises. There are no oral agreements or understandings between the parties hereto affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, agreements and understandings, if any between the parties hereto with respect to the subject matters hereof, including the prior lease between the parties described in the Recitals to this Lease, and none thereof shall be used to interpret or construe this Lease. Except as herein otherwise expressly provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

     22.16. Time is of the essence with respect to the performance of the respective obligations of Landlord and Tenant set forth in this Lease.


     22.17. When liquidated damages are specified anywhere in this Lease, it is understood and agreed that said sum is to be paid because actual damages will be difficult or impossible to ascertain with accuracy. In any action or proceeding by Landlord against Tenant to enforce any of the provisions of this Lease or to recover payment of any claim under or to recover damages for the default or breach of any provisions hereof, Landlord shall be entitled to recover from Tenant all costs and expenses in any such action, including reasonable attorneys' fees and costs, whether before or at trial or on appeal.


     23.     Tenant Finish Allowance.  Landlord and Tenant agree that in lieu of
             -----------------------
Landlord constructing certain improvements to the Premises to induce Tenant to enter into this Lease with Landlord, Landlord shall grant to Tenant an allowance of Seven and 50/100ths Dollars ($7.50) per square foot for the entire Premises to construct improvements to the Premises. Such allowance shall be granted by Landlord to Tenant on annual basis, pro rated over the original Term of the Lease. Subject to paragraph 10 hereof, any improvements or modifications to the Premises proposed by Tenant shall be subject to the prior written consent and approval of Landlord; provided, however that such consent and approval shall not be unreasonably withheld.


     24.     Guaranty.  Landlord and Tenant agree that this Lease is conditioned
             --------
upon Landlord receiving the guaranty of PRA International, Inc., Tenant's parent corporation, of all of Tenant's obligations and duties hereunder. At the execution of this Lease, Tenant shall deliver to Landlord a guaranty executed by PRA International, Inc. in the form attached hereto as Exhibit C.

     IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed by their respective duly authorized officers or representatives in multiple counterpart copies, each of which shall be deemed an original but constitute one and the same instrument, as of the date first set forth above.


     THIS LEASE CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.



LANDLORD:                                   TENANT:

                                            INTERNATIONAL MEDICAL TECHNICAL
                                            CONSULTANT, INC.



By:  /s/ Beverly W. Dockhorn                By: /s/ P.K. Donnelly
   ------------------------------------        ------------------------------
    Beverly W. Dockhorn, Trustee of the
    Beverly W. Dockhorn Revocable Trust     Printed Name: Patrick K. Donnelly
    dated January 5, 1984                               ---------------------

                                            Title: Executive Vice President
                                                  ---------------------------

                                   EXHIBIT A


                         Legal Description of Premises


     All that part of the Southwest Quarter of Section 33, Township 12 South, Range 25 East, Johnson County, Kansas, being more particularly described as follows:

     Commencing at the Southwest corner of said Southwest Quarter, said point also being the centerline intersection of 95/th/ Street, as now established, and Nall Avenue, as now established; thence due North along the West line of said Southwest Quarter a distance of 696.76 feet; thence due East a distance of 30.0 feet to a point on the East right-of-way line of said Nall Avenue; thence South 83(Degrees) 50' 00" East a distance of
     360.0 feet to the true point of beginning; thence continuing South 83(Degrees) 50' 00" East a distance of 256.0 feet; thence South 0(Degree) 10' 00" West a distance of 180.0 feet to a point on the North right-of-way line of 94/th/ Terrace as now established; thence North 83(Degrees) 50' 00" West along said North right-of-way line a distance of 256.0 feet; thence North 06(Degrees) 10' 00" East a distance of 180.0 feet to the true point of beginning.

Subject to mortgages, easements, covenants, liens, encumbrances, reservations and restrictions of record.

                                   EXHIBIT B


                              Operating Expenses


          The term "Operating Expenses" shall include the total costs and expenses incurred in operating and maintaining the Premises, including, but not limited to, the cost and expense of the following:

          (i) real estate taxes and special assessments (but specifically excluding any penalties or fines);

          (ii)  fire and casualty insurance for the Premises; and

          (iii) repairs and maintenance of the Premises, including, but not limited to, snow removal, gardening, landscaping, planting, replanting, and replacing flowers and shrubbery; cleaning, striping and resurfacing and repair of parking areas, electricity, water, gas and other utilities (including all capital expenditures reasonably expected to reduce the cost of any utilities, but not to include local and long distance telephone service); maintenance and replacement of fixtures and bulbs; elevators and service contracts thereon; parking operating systems; sanitary control, extermination, removal of rubbish, garbage and other refuse; security systems and policing of the Building; sewer charges; machinery and equipment used in the operation and inspection of the Building and depreciation thereof; replacement of paving, curbs and walkways and drainage facilities; music program services and loud speaker systems; heating, ventilating and air conditioning and maintenance and repair of the systems and fixtures not chargeable to a particular tenant; cleaning and janitorial services and cleaning supplies; maintenance of decorations, lavatories and elevators; maintenance and repair of building roof and exterior walls and glass; landscaping and fire sprinkler systems; licenses, permits and inspection fees.



                Operating Expense Base - $5.50 per square foot

                                   EXHIBIT C

                                   Guaranty


                                 See attached.

                                   GUARANTY
                                   --------


          THIS GUARANTY is given by PRA INTERNATIONAL, INC., a Delaware corporation ("Guarantor"), to BEVERLY W. DOCKHORN, Trustee of the BEVERLY W. DOCKHORN REVOCABLE TRUST, dated January 5, 1984 ("Landlord") to induce Landlord to enter into a lease of certain office buildings located at 5300 West 94/th/ Terrace, Prairie Village, Kansas (the "Lease") with INTERNATIONAL MEDICAL TECHNICAL CONSULTANTS, INC., a Kansas corporation (the "Tenant").

          NOW, THEREFORE, in consideration of the substantial benefits to be derived by Guarantor therefrom and as an inducement to Landlord to enter into the Lease with Tenant, Guarantor hereby agrees as follows:

          1. Guarantor directly, absolutely independently, primarily, unconditionally and continually guarantees to Landlord, its successors and assigns, the full and punctual payment and performance by Tenant when due of all obligations and duties of Tenant to Landlord arising under or in connection with the Lease (collectively referred to herein as the "Tenant Obligations"). If, at any time, default shall be made by Tenant in the performance or observance of the Tenant Obligations, Guarantor will pay, keep, perform and observe the same, as the case may be, in the place and stead of Tenant.

          2. Any act of Landlord, its agents, successors or assigns, consisting of a waiver of any of the terms or conditions of the Tenant Obligations, or the giving of any consent to any manner or thing relating thereto, or the granting of any indulgences or extensions of time to Tenant, or to the release of any collateral providing security for the full performance of the Tenant Obligations, or the failure of Landlord to resort to any remedy provided at law or in equity, may be done and taken without notice to Guarantor and without releasing the obligations of Guarantor hereunder and Guarantor hereby expressly waives any notice of non-payment, non-performance or non-observance, or proof of notice or demand, in order for Landlord to claim under this Guaranty.

          3. The obligations of Guarantor hereunder shall not be released by Landlord's receipt, application or release of security given for the performance and observance of the Tenant Obligations, nor by any modification of any agreement between Landlord and Tenant, but in case of any such modification the liability of Guarantor shall be deemed modified in accordance with the terms of any such modification.

          4. The liability of Guarantor hereunder shall in no way be affected by: the release or discharge of Tenant in any creditors' receivership, bankruptcy or other proceedings; the impairment, limitation or modification of Tenant or the estate of Tenant in bankruptcy, or of any remedy for the enforcement of the Tenant Obligations resulting from the operation of any present or future provision of the bankruptcy laws or other statute or from the decision in any court; the rejection or disaverment of any Tenant Obligation in any such proceedings; the assignment or transfer of any Tenant Obligation; any disability or other defense of Tenant; the cessation from any cause whatsoever of the liability of Tenant; or the impairment or release of any collateral securing the full performance of the Tenant Obligations.

          5. This Guaranty shall apply to all of the Tenant Obligations, and any modification, extension or renewal thereof and substitutions therefor.

          6. This Guaranty may not be changed, modified, discharged or terminated orally or in any manner other than by an agreement in writing signed by Landlord and Guarantor.

          7. To the extent allowed by applicable law, Guarantor shall pay all costs incurred including reasonable attorneys' fees in the event collection or enforcement efforts are commenced against Guarantor by the placement of this Guaranty into the hands of an attorney, such costs and reasonable attorneys' fees to be paid whether or not action or actions are commenced or continued to judgment.

          8. Guarantor's liability herein is primary, direct, absolute, continual and unconditional and is independent of the obligations of Tenant or any other guarantor. A separate action may be brought and the obligations of Guarantor may be immediately enforced without necessity of any action against Tenant or collateral or the resort by Landlord to any remedy at law or in equity and a separate action may be prosecuted against Guarantor whether or not action or actions are brought against Tenant and whether or not Tenant is joined in any such action and Guarantor hereby waives the benefit of any enforcement thereof.

          9. This Guaranty shall inure to the benefit of Landlord, and its successors and assigns.

          10. This Guaranty shall be binding on Guarantor, and its successors and assigns.

          11. This Guaranty shall be governed by and construed under the laws of the State of Kansas.

          12. Upon making any payment to Landlord hereunder, Guarantor shall be subrogated to the rights of Landlord against Tenant with respect to such payment; provided that Guarantor shall not enforce payment by way of subrogation until all amounts payable by Tenant to Landlord under the Lease have been paid in full.

          13. This Guaranty has been duly authorized, executed and delivered by Guarantor and constitutes a legal, valid and binding obligation of Guarantor enforceable in accordance with its terms. The execution and delivery of this Guaranty and the consummation of the transactions contemplated hereby will not conflict with or constitute a breach , or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Guarantor pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which Guarantor is a party or by which it may be bound , or to which any of its property or assets may be subject, nor will such action result in any violation of the provisions of the certificate or articles of incorporation or other organizing documents or bylaws of Guarantor, or any applicable law, administrative regulation or administrative or court decree known to it after reasonable investigation.


          IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty to Landlord as of the 1st day of April, 1997.


                                          PRA INTERNATIONAL, INC.

                                          "Guarantor"


                                          By: /s/ P.K. Donnelly
                                             -----------------------------------

                                          Name:   Patrick K. Donnelly
                                               ---------------------------------

                                          Title:  Executive Vice President
                                                --------------------------------